FirstMerit Funds

FirstMerit Equity Fund
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Supplement to the Prospectus dated January 31, 2001
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Please replace the section titled "What are the Fund's Fees and Expenses?"  with the following.

WHAT ARE THE FUND'S FEES AND EXPENSES?

FIRSTMERIT EQUITY Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as   5.50%
a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage None of original purchase price or redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested      None
Dividends (and other Distributions) (as a percentage
of offering price)
Redemption Fee (as a percentage of amount redeemed,    None
if applicable)
Exchange Fee                                           None

Annual Fund Operating Expenses (Before Waiver)(1)

Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee                                         0.75%
Distribution (12b-1) Fee (2)                           0.25%
Shareholder Services Fee                               0.25%
Other Expenses                                         0.34%
Total Annual Fund Operating Expenses                   1.59%
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1 Although not contractually obligated to do so, the distributor will waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2001.

      Total Waiver of Fund Expenses                    0.25%
      Total Actual Annual Fund Operating Expenses      1.34%
(after waiver)

2 The distributor has no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending November 30, 2001.



Example


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year                    $
                          703
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3 Years                   $1,024
5 Years                   $1,368
10 Years                  $2,335
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                                                                   July 27, 2001


Federated Securities Corp., Distributor

Cusip 337944 10 2


G2090117-01 (7/01)